UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza
Suite 2100, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On January 24, 2007, Equity Office Properties Trust, a Maryland real estate investment trust (the “Company”), EOP Operating Limited Partnership, a Delaware limited partnership (“EOP”), Blackhawk Parent LLC, a Delaware limited liability company (“Parent”), Blackhawk Acquisition Trust, a Maryland real estate investment trust and a wholly-owned subsidiary of Parent (“MergerCo”), and Blackhawk Acquisition L.P., a Delaware limited partnership whose general partner is MergerCo (“Merger Partnership”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 19, 2006 (as amended prior to the date of the Amendment, the “Merger Agreement” and as amended by the Amendment, the “Amended Merger Agreement”), by and among the Company, EOP, Parent, MergerCo and Merger Partnership. Parent, MergerCo and Merger Partnership are affiliates of Blackstone Real Estate Partners, an affiliate of The Blackstone Group.
     The Amendment provides for, among other things, (i) an increase in the purchase price to be paid by Parent for each common share of beneficial interest, par value $0.01 per share, of the Company issued and outstanding immediately prior the effective time of the merger from $48.50 to $54.00 per share, payable in cash, without interest, and (ii) an increase in the purchase price to be paid by Parent for each Class A unit of EOP from $48.50 to $54.00 per unit, payable in cash, without interest, in each case subject to the terms and conditions set forth in the Amended Merger Agreement. In addition, the Amendment provides for an increase in the Company Termination Fee (as defined in the Merger Agreement) from $200 million to $500 million. The other material terms of the Merger Agreement remain unchanged by the Amendment.
     The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     On January 25, 2007, the Company issued a press release announcing the execution and delivery of the Amendment. In the press release, the Company also announced that (i) its Board of Trustees has unanimously approved the Amendment and continues to recommend the approval of the merger and the Amended Merger Agreement, (ii) that the special meeting of its shareholders to vote on the merger and the Amended Merger Agreement remains scheduled to be convened on February 5, 2007 and (iii) completion of the transactions contemplated by the Amended Merger Agreement is currently expected to occur on or about February 8, 2007, subject to the approval of the Company’s shareholders and the satisfaction or waiver of the other closing conditions..
     The Company also announced in the press release that (i) representatives of the Company have met with representatives of Dove Parent LLC, an entity formed by Vornado Realty Trust, Starwood Capital Group Global, LLC and Walton Street Capital, LLC (the “Third Party Group”), (ii) the Company has provided substantive diligence information to the Third Party Group and (iii) the Company will continue to provide diligence information to the Third Party Group and will cooperate with them so that the Third Party Group will be in a position, if they so choose, to submit a definitive proposal to Equity Office by January 31, 2007 for consideration by the Company’s Board of Trustees. The foregoing actions were taken following receipt by Equity Office of an unsolicited, non-binding proposal letter from the Third Party Group pursuant to which the Third Party Group proposes to acquire the Company and EOP for $52.00 per share or unit, payable 60% in cash and 40% in Vornado Realty Trust shares.
     A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information About the Mergers and Where to Find It
     In connection with proposed merger transactions involving Equity Office Properties Trust and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on December 29, 2006 and has furnished the definitive proxy statement to Equity Office’s shareholders. Equity Office will promptly file updated materials with the SEC, including a supplement to the existing proxy statement. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND, WHEN AVAILABLE, THE SUPPLEMENT TO THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement, the supplement to the proxy statement when available and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com. The contents of the Equity Office website are not made part of this press release.
     Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement relating to the proposed mergers described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description	Location

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of January 24, 2007, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Blackhawk Parent LLC, Blackhawk Acquisition Trust and Blackhawk Acquisition L.P.	Filed herewith

99.1	Press Release Announcing the Amendment of the Merger Agreement, dated January 25, 2007	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: January 25, 2007	By:	/s/ Stanley M. Stevens Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and
Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: January 25, 2007	By:	/s/ Stanley M. Stevens Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and
Secretary

Exhibit Index

Exhibit No.	Description	Location

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of January 24, 2007, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Blackhawk Parent LLC, Blackhawk Acquisition Trust and Blackhawk Acquisition L.P.	Filed herewith

99.1	Press Release Announcing the Amendment of the Merger Agreement, dated January 25, 2007	Filed herewith